Exhibit 10.11

SECURITY AGREEMENT

among

GREEN FIELD ENERGY SERVICES, INC.,

CERTAIN SUBSIDIARIES OF GREEN FIELD ENERGY SERVICES, INC.

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as COLLATERAL AGENT

Dated as of November 15, 2011

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE OF CONTENTS

Page
ARTICLE I SECURITY INTERESTS	2

1.1 Grant of Security Interests	2
1.2 Power of Attorney	5

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS	5

2.1 Necessary Filings	5
2.2 No Liens	5
2.3 Other Financing Statements	6
2.4 Chief Executive Office, Record Locations	6
2.5 Location of Inventory and Equipment	6
2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc.	6
2.7 Trade Names; Etc.	7
2.8 Certain Significant Transactions.	7
2.9 Non-UCC Property	8
2.10 As-Extracted Collateral; Timber-to-be-Cut	8
2.11 Collateral in the Possession of a Bailee	9
2.12 Recourse	9

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL	9

3.1 Additional Representations and Warranties	9
3.2 Maintenance of Records	10
3.3 Direction to Account Debtors; Contracting Parties; etc.	10
3.4 Modification of Terms; etc.	11
3.5 Collection	11
3.6 Instruments	11
3.7 Assignors Remain Liable Under Accounts	12
3.8 Assignors Remain Liable Under Contracts	12
3.9 Deposit Accounts; Etc.	12
3.10 Letter-of-Credit Rights	14
3.11 Commercial Tort Claims	14
3.12 Chattel Paper	14

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES	15

4.1 Additional Representations and Warranties	15

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i)

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii)

ANNEX A	Schedule of Chief Executive Offices Address(es) of Chief Executive Office

ANNEX B	Schedule of Inventory and Equipment Locations

ANNEX C	Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization, Location, Organizational Identification Numbers and Federal Employer Identification Numbers

ANNEX D	Schedule of Trade and Fictitious Names

ANNEX E	Description of Certain Significant Transactions Occurring Within One Year Prior to the Date of the Security Agreement

ANNEX F	Schedule of Deposit Accounts

ANNEX G-1	Form of Control Agreement Regarding Deposit Accounts (Closing Date Accounts)

ANNEX G-2	Form of Control Agreement Regarding Deposit Accounts

ANNEX H	Schedule of Commercial Tort Claims

ANNEX I	Schedule of Marks and Applications; Internet Domain Name Registrations

ANNEX J	Schedule of Patents

ANNEX K	Schedule of Copyrights

ANNEX L	Grant of Security Interest in United States Trademarks

ANNEX M	Grant of Security Interest in United States Patents

ANNEX N	Grant of Security Interest in United States Copyrights

ANNEX O	Form of Security Agreement Joinder

ANNEX P	Schedule of Vehicles

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii)

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of November 15, 2011, made by each of the undersigned assignors (each, an “Assignor” and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the “Assignors”) in favor of Wilmington Trust, National Association, as collateral agent (in such capacity, together with any successors and permitted assigns, the “Collateral Agent”), for the benefit of the Notes Secured Parties (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof.

W I T N E S S E T H:

WHEREAS, Green Field Energy Services, Inc. (the “Company”), the Guarantors, Wilmington Trust, National Association, as trustee (in such capacity, together with any successors and permitted assigns, the “Trustee”) and the Collateral Agent have entered into an Indenture, dated as of November 15, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which (i) the Company is issuing $250,000,000 13% Senior Secured Notes due 2016 (together with any additional notes that may be issued by the Company from time to time thereunder or exchanged therefor or for such additional notes, the “Notes”); and (ii) each Guarantor agreed to guarantee the Company’s Obligations under the Notes (the “Guaranteed Obligations”);

WHEREAS, pursuant to the Note Guarantee, each Guarantor has, jointly and severally guaranteed to the Collateral Agent for the benefit of itself, the holders of the Notes, the Trustee and the Collateral Agent (the “Notes Secured Parties”) the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, it is a condition precedent to the purchase by the initial holder of the Notes that each Assignor shall have executed and delivered to the Collateral Agent this Agreement for the benefit of the Notes Secured Parties;

WHEREAS, each Assignor will obtain benefits from the issuance of the Notes by the Company and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Notes Secured Parties to participate in the transactions contemplated by the Indenture;

WHEREAS, it is contemplated that the Company may enter into a Senior Credit Facility with the holders of the obligations of the Company under the Senior Secured Credit Facility (the “Senior Credit Facility Secured Parties”) and, simultaneously therewith, the Collateral Agent, for and on behalf of itself and the other Notes Secured Parties, shall enter into an intercreditor agreement, substantially in the form attached to the Indenture as Exhibit G (the “Intercreditor Agreement”) with (i) the lenders under the Senior Secured Credit Facility or (ii) the agent of such lenders as agent for and on behalf of itself and the other Senior Credit Facility Secured Parties. The Company’s Obligations under the Notes will be effectively subordinated to the Senior Credit Facility Claims pursuant to the Intercreditor Agreement; and

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties and hereby covenants to the Collateral Agent for the benefit of the Notes Secured Parties, and the parties hereto hereby agree as follows:

ARTICLE I

SECURITY INTERESTS

1.1 Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations under the Notes Documents, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Notes Secured Parties, a continuing security interest in and a Lien on all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i)	each and every Account;

(ii)	all cash;

(iii)	the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

(iv)	all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(v)	all Commercial Tort Claims;

(vi)	all Trade Secret Rights;

(vii)	Contracts, together with all Contract Rights arising thereunder;

(viii)	all Copyrights;

(ix)	all Equipment;

(x)	all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

(xi)	all Documents;

(xii)	all General Intangibles;

(xiii)	all Goods;

(xiv)	all Instruments;

(xv)	all Inventory;

(xvi)	all Investment Property;

(xvii)	all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(xviii)	all Marks, together with the registrations and right to all renewals thereof, the goodwill of the business of such Assignor symbolized by the Marks and all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same;

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(xix)	all Patents, together with all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same;

(xx)	all Permits;

(xxi)	all Software and all licensing rights to Software and all Software code of any kind or nature, regardless of the medium of recording;

(xxii)	all Supporting Obligations; and

(xxiii)	all Proceeds and products of any and all of the foregoing,

provided, that, subject to Section 10.8(c) hereof, the security interests granted herein shall not extend to, and the term “Collateral” shall not include, any Excluded Assets.

(b) The security interest of the Collateral Agent under this Agreement extends to all existing Collateral and all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

(c) In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Guarantor due to the fact that such Guarantor’s Capital Stock secures the Notes, then the Capital Stock of such Guarantor will automatically be deemed not to be part of the Collateral securing the Notes, but only to the extent necessary not to be subject to such requirement and only for so long as required not to be subject to such requirement. In such event, this Agreement may be amended or modified by the Assignors and the Collateral Agent (without the consent of any holder of the Notes) to the extent necessary to release the security interests in favor of the Collateral Agent on the Capital Stock that are so deemed to no longer constitute part of the Collateral for the Notes. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Guarantor’s Capital Stock to secure the Notes in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Guarantor, then the Capital Stock of such Guarantor will automatically be deemed to be a part of the Collateral for the Notes and the relevant Assignor shall execute and deliver any and all such documents and take all such actions as necessary to re-grant, perfect and/or maintain the Lien in favor of the Collateral Agent (subject to Permitted Liens) in accordance with this Agreement.

(d) Notwithstanding anything herein to the contrary, at any time the Intercreditor Agreement is in effect, the security interest and Lien granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement and subordinate to the security interests granted to any Senior Credit Facility Secured Party under the Senior Credit Facility. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control at any time the Intercreditor Agreement is in effect.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.2 Power of Attorney. Until the Termination Date, each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which is or may be necessary or advisable to protect the interests of the Notes Secured Parties, which appointment as attorney is coupled with an interest.

ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents and warrants on the date hereof, and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

2.1 Necessary Filings. Upon the execution and delivery by the deposit bank for each Deposit Account set forth in Annex F hereto of “control agreements” among such deposit bank, the Collateral Agent and the relevant Assignor, substantially in the form of Annex G-1 hereto (appropriately completed), all filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the UCC as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

2.2 No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral free from any Lien or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons (other than with respect to Permitted Liens) at any time claiming the same or any interest therein adverse to the Collateral Agent.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, other than such financing statements that have been duly terminated or have lapsed. So long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

2.4 Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

2.5 Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Assignor is located at either (a) one of the locations shown on Annex B hereto for such Assignor or (b) at such Assignor’s customer’s locations (with each such location being tracked in such Assignor’s customary dispatch roster or other equipment deployment schedule which roster or schedule is held at the location listed on Annex B hereto from which such Inventory or Equipment was deployed).

2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc.

The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor’s Location, the organizational identification number (if any) of such Assignor, the Federal Employer Identification Number (if any); and whether or not such Assignor is a Transmitting Utility, is listed on Annex C hereto for such Assignor. Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, its organizational identification number (if any), or its Federal Employer Identification Number (if any) from that used on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Debt

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Documents and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 Business Days’ prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for such Assignor, and (ii) in connection with each such change or changes, it shall have taken all action necessary to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect (subject to Permitted Liens) in accordance with this Agreement. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify in writing the Collateral Agent of such organizational identification number and shall take all actions necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect (subject to Permitted Liens) in accordance with this Agreement.

2.7 Trade Names; Etc.

Such Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, no trade names, fictitious names or other names except its legal name as specified in Annex C and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 Business Days’ written notice of its intention to do so, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all actions necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect in accordance with this Agreement.

2.8 Certain Significant Transactions.

During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.9 Non-UCC Property. (a) The Fair Market Value (as determined in good faith by the chief financial officer of the Company) of each property of each Assignor of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC is less than $75,000, other than the vehicles described in Annex P hereto. None of the Assignors own any cars, trucks, trailers and other vehicles and items covered by certificates of title or ownership (other than Excluded Assets) in which the Collateral Agent does not have a valid, perfected, first priority Lien (subject to Permitted Liens); provided, that, with respect to the vehicles described in Annex P hereto, promptly following the date hereof (but in any event within 60 days from the date hereof), the Assignors will (i) do or cause to be done all acts and things necessary, including obtaining any required consents from third parties, to duly perfect the Lien in favor of the Collateral Agent in such Collateral and (ii) deliver legal opinions to the Collateral Agent and the Initial Purchaser with respect to the perfection of the Lien in favor of the Collateral Agent in any such vehicles that are registered in the State of Texas or the State of Louisiana.

(b) If at any time (x) the Fair Market Value (as determined in good faith by the chief financial officer of the Company) of any property of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC owned by any Assignor is $75,000 or greater or (y) any Assignor acquires any such property with a Fair Market Value (as determined in good faith by the chief financial officer of the Company) of $75,000 or greater, then, in each such case, the relevant Assignor and the Company shall provide prompt written notice thereof to the Collateral Agent and, the relevant Assignor shall promptly (and in any event, (A) if the Fair Market Value of such property is $75,000 or greater on the acquisition date of such property, within 30 days of such acquisition date, or (B) if the Fair Market Value of such property is less than $75,000 on the date hereof or the acquisition date thereof (as applicable) but subsequently increases to $75,000 or greater, within 60 days after the date on which the Fair Market Value of such property became $75,000 or greater, as the case may be) take such actions (at the Assignor’s own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

2.10 As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be necessary to perfect the security interest of the Collateral Agent therein; provided, that, in respect of As-Extracted Collateral, such Assignor shall be deemed to be in compliance with the requirements under this Section 2.10 to the extent such Assignor is in compliance with the requirements under Section 4.18 of the Indenture.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.11 Collateral in the Possession of a Bailee. If any Inventory or other Goods in excess of $50,000 in the aggregate are at any time in the possession of a bailee (other than where such Inventory or Goods are located temporarily at the applicable Assignor’s customer’s locations (with each such location being tracked in such Assignor’s customary dispatch roster or other equipment deployment schedule which roster or schedule is held at the location listed on Annex B hereto from which such Inventory or Equipment was deployed)), such Assignor shall promptly notify the Collateral Agent thereof and shall use its commercially reasonable efforts to promptly obtain an acknowledgment from such bailee that the bailee holds such Collateral for the benefit of the Collateral Agent and that the bailee shall, following the occurrence of an Event of Default, act upon the instructions of the Collateral Agent without the further consent of such Assignor. The Collateral Agent agrees with such Assignor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing. In addition, the Assignors agree that following the occurrence of an Event of Default, the Collateral Agent shall be entitled to remove, without the further consent of the Assignors, any Inventory or Goods (whether or not in excess of $50,000) in the possession of any bailee or located at any of such Assignor’s customer’s locations.

2.12 Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Notes Documents and otherwise in writing in connection herewith or therewith.

ARTICLE III

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;

INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1 Additional Representations and Warranties. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), and (iii) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2 Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, in accordance with generally accepted industry standards, and such Assignor will make the same available on such Assignor’s premises to the Collateral Agent for inspection, at such Assignor’s own cost and expense, at any and all reasonable times during normal business hours upon prior written notice to such Assignor (which right to visit and inspect shall be limited to once during any fiscal year unless a Default or an Event of Default has occurred and is continuing) and otherwise in accordance with the Indenture. Upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

3.3 Direction to Account Debtors; Contracting Parties; etc.

Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, but has no obligation to, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations under the Notes Documents in the manner provided in Section 7.5 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor; provided, that, (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Sections 6.01(9) or (10) of the Indenture has occurred and is continuing.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4 Modification of Terms; etc.

Except in accordance with such Assignor’s ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.5, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent (acting on the instructions of the requisite percentage of the holders of the Notes in accordance with the Indenture). No Assignor will do anything to impair the rights of the Collateral Agent in the Accounts or Contracts.

3.5 Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

3.6 Instruments. If any Assignor owns or acquires any Instrument constituting Collateral (other than (x) checks and other payment instruments received and collected in the ordinary course of business and (y) any Instrument subject to pledge pursuant to the Pledge Agreement), such Assignor will within 10 Business Days notify the Collateral Agent in writing thereof, and will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent; provided, that, such Assignor shall not be required to deliver to the Collateral Agent such Instruments having a face amount of less than $50,000 individually and $100,000 in the aggregate.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.7 Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Notes Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Notes Secured Party of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Notes Secured Party be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.8 Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Notes Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Notes Secured Party of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Notes Secured Party be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.9 Deposit Accounts; Etc.

(a) No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for (x) Deposit Accounts consisting of Excluded Assets, and (y) such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. Annex F hereto accurately sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account maintained by such Assignor (including a description thereof and the respective account number), the name of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account. For each Deposit Account (other than (i) the Cash Collateral Account, (ii) any other Deposit Account maintained with the Collateral Agent, or (iii) Deposit Accounts consisting of Excluded Assets) existing on the date hereof, the respective Assignor shall, no later than 30 days after the date hereof, (A) cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent a “control agreement” substantially in the form of Annex G-1 hereto (appropriately completed) and (B) deliver a legal opinion to the Collateral Agent and the Initial Purchaser with respect to the perfection of the Lien in favor of the Collateral Agent in each Deposit Agreement covered by such “control agreement”; provided, that, if the respective Assignor fails to deliver such “control

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

agreement” executed by all parties thereto within 30 days of the date hereof, it shall immediately close the relevant Deposit Account and transfer all balances therein to the Cash Collateral Account or another Deposit Account meeting the requirements of this Section 3.9; provided further that, the respective Assignor shall not be required to cause the bank to execute a “control agreement” (or deliver a legal opinion) with respect to any Deposit Account or Securities Accounts so long as the average five (5) day closing balance for all such Deposit Accounts and Securities Accounts (other than those accounts constituting Excluded Assets) does not exceed $50,000 in the aggregate (“Non-Perfected Accounts”). For each Deposit Account (other than (i) the Cash Collateral Account, (ii) any other Deposit Account maintained with the Collateral Agent, or (iii) Deposit Accounts consisting of Excluded Assets) established after the date hereof, the respective Assignor shall cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent, at the time of the establishment of the respective Deposit Account, a “control agreement” either (i) in the form of Annex G-2 hereto (appropriately completed), (ii) in a form customarily accepted by secured parties in transactions of similar nature or (iii) (if applicable) in such other form as may be used in accordance with the Intercreditor Agreement and the other Debt Documents; provided, that, the respective Assignor shall not be required to cause the bank to execute a “control agreement” with respect to any Non-Perfected Account. The Assignors shall provide to the Collateral Agent certificates signed by the chief financial officer of the Company certifying as to the average five (5) day closing balance of such Non-Perfected Accounts not exceeding $50,000 in the aggregate. The Assignor shall not open any Deposit Accounts with any bank that refuses to enter into such required “control agreements” and, if any bank with which a Deposit Account is maintained (other than banks with respect to Non-Perfected Accounts or Excluded Assets) notifies such Assignee of its intent to terminate or terminates such a “control agreement”, then the respective Assignor shall promptly (and in any event no later than the date of termination of such “control agreement”) close the respective Deposit Account and transfer all balances therein to the Cash Collateral Account or another Deposit Account meeting the requirements of this Section 3.9. If any bank with which a Deposit Account is maintained (other than banks with respect to Non-Perfected Accounts or Excluded Assets) refuses to subordinate all its claims with respect to such Deposit Account to the Collateral Agent’s security interest therein absolutely (other than for any customary charges in maintaining such Deposit Account or for reimbursement for the reversal credits granted by such bank to such Deposit Account), then the respective Assignor shall terminate such Deposit Account in accordance with the immediately preceding sentence.

(b) After the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for (x) Deposit Accounts consisting of Excluded Assets and (y) Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a). At the time any such Deposit Account meeting the requirements of preceding clause (a) (other than (i) the Cash Collateral Account, (ii) any other Deposit Account maintained with the Collateral Agent or (iii) Non-Perfected Accounts) is established, the appropriate “control agreement” shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish to the Collateral Agent a supplement to Annex F hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.10 Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit, such Assignor shall promptly notify the Collateral Agent in writing thereof and such Assignor shall use its commercially reasonable efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent in writing to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that after the occurrence and during the continuance of an Event of Default the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement; provided, that, such Assignor shall not be required to take the actions set forth in the foregoing paragraphs (i) and (ii) in respect of any letters of credit having a principal amount of less than $50,000 individually and $100,000 in the aggregate.

3.11 Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement are described in Annex H hereto. If any Assignor shall at any time after the date of this Agreement acquire any Commercial Tort Claims in excess of $75,000 individually or $100,000 in the aggregate, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

3.12 Chattel Paper. Each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has “control” of all Electronic Chattel Paper (other than those constituting Excluded Assets) in accordance with the requirements of Section 9-105 of the UCC; provided, that, such Assignor shall not be required to take such actions for “control” in respect of any Electronic Chattel Paper (i) having a face amount of less than $50,000 individually and $100,000 in the aggregate and (ii) relating to accounts receivable payable by a Person that is not an Assignor that are due to an Assignor within 60 days of sale and that arise in the ordinary course of business pursuant to forms of sales documentation containing a grant or reservation of security interest clause in favor of such Assignor. Each Assignor will promptly deliver all of its Tangible Chattel Paper (other than those constituting Excluded Assets) to the Collateral Agent; provided, that, such Assignor shall not be required to deliver any such Tangible Chattel Paper (i) having a face amount of less than $50,000 individually and $100,000 in the aggregate and (ii) relating to accounts receivable payable by a Person that is not an Assignor that are due to an Assignor within 60 days of sale and that arise in the ordinary course of business pursuant to forms of sales documentation containing a grant or reservation of security interest clause in favor of such Assignor.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE IV

SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of the registered Marks and Domain Names listed in Annex I hereto for such Assignor and that said listed Marks and Domain Names include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office and all Domain Names that such Assignor owns as of the date hereof. Each Assignor represents and warrants that, to its knowledge, it is not infringing the rights of any third party due to any material use of Marks or Domain Names in the present operation of its business. Each Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of such Assignor’s present business operations infringes the right of any Person in any Marks or Domain Names other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that the registrations listed in Annex I hereto are subsisting, have not been canceled, and to its knowledge, valid. Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said registrations is invalid or unenforceable.

4.2 Licenses and Assignments. Except as otherwise permitted by the Notes Documents, each Assignor hereby agrees not to divest itself of any right under any Mark or Domain Name included in the Collateral absent prior written approval of the Collateral Agent (acting on the instructions of the requisite percentage of the holders of the Notes in accordance with the Indenture) except where deemed by such Assignor in its reasonable business judgment to neither be valuable to nor necessary in the conduct of the Assignor’s business.

4.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent of any circumstance where a third party is infringing or diluting or otherwise violating any of such Assignor’s rights in and to any Mark or Domain Name included in the Collateral, in any manner that could reasonably be expected to have a Material Adverse Effect, or where such Assignor has deemed in its reasonable business judgment that it is in the interests of the Assignor to take steps to prevent or otherwise remediate such infringement, dilution or violation.

4.4 Preservation of Marks. Each Assignor agrees to take all such actions as are deemed in its reasonable business judgment appropriate to preserve Marks as trademarks or service marks under the laws of the United States except where such Marks are no longer so used or deemed by such Assignor in its reasonable business judgment to neither be valuable to nor necessary in the conduct of the Assignor’s business.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.5 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations listed on Annex I hereto, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent or worthwhile to pursue or maintain).

4.6 Future Registered Marks and Domain Names. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by Assignor, within 60 days of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex L hereto.

4.7 Remedies. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same as may be permitted hereunder. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names vested in the Collateral Agent for the benefit of the Notes Secured Parties, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Notes Secured Parties, and the Collateral Agent shall be entitled to exercise the power of attorney referred to above to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm such actions and to transfer ownership of the Marks or Domain Names and registrations and any pending trademark applications in the United States Patent and Trademark Office or applicable Domain Name registrar to the Collateral Agent.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE V

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in (i) the Patents listed in Annex J hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (ii) the Copyrights listed in Annex K hereto for such Assignor and that said Copyrights include all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor’s present business operations infringes any patent of any other Person or that such Assignor has misappropriated any Trade Secret which, in each case, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.2 Licenses and Assignments. Except as otherwise permitted by the Notes Documents, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright included in the Collateral absent prior written approval of the Collateral Agent (acting on the instructions of the requisite percentage of the holders of the Notes in accordance with the Indenture) except where deemed by such Assignor in its reasonable business judgment to neither be valuable to nor necessary in the conduct of the Assignor’s business.

5.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent of any circumstances where a third party is infringing, contributing to infringement or actively inducing infringement or other violation of such Assignor’s rights in any Patent or Copyright included in the Collateral, or with respect to any misappropriation of any Trade Secret Right believed to be held by an Assignor, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or where the Assignor has deemed in its reasonable business judgment that it is in the interest of the Assignor to take steps to prevent or otherwise remediate such infringement, misappropriation or violation.

5.4 Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each Patent or Copyright listed on Annex J or K hereto, absent prior written consent of the Collateral Agent (acting on the instructions of the requisite percentage of the holders of the Notes in accordance with the Indenture) to the contrary (other than any such Patents or Copyrights which are no longer used or are deemed by such Assignor in its reasonable business judgment to neither be valuable to nor necessary in the conduct of the Assignor’s business).

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5 Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex J hereto and (ii) Copyrights listed on Annex K hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent (acting on the instructions of the requisite percentage of the holders of the Notes in accordance with the Indenture) (other than applications for Patents or Copyrights which are no longer used or applications which are deemed by such Assignor in its reasonable business judgment to not be prudent or worthwhile to pursue).

5.6 Other Patents and Copyrights. Within 60 days of the acquisition or issuance of a United States Patent, or 20 days of registration of a United States Copyright or acquisition of a registered United States Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex M or N hereto, as appropriate.

5.7 Remedies. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same as such may be permitted hereunder. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Notes Secured Parties, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Notes Secured Parties, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to above to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm such actions, and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Notes Secured Parties.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE VI

PROVISIONS CONCERNING ALL COLLATERAL

6.1 Protection of Collateral Agent’s Security. Except as otherwise permitted by the Notes Documents, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance on all such property in accordance with the requirements of the Indenture. In addition, all policies or certificates with respect to such insurance (and any other insurance maintained by such Assignor) shall name the Collateral Agent as loss payee and/or additional insured. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations under the Notes Documents shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

6.2 Warehouse Receipts Non-Negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory (other than those constituting Excluded Assets), such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

6.3 Additional Information.

Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Collateral Agent. Without limiting the forgoing, each Assignor agrees that it shall promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be necessary under this Agreement.

6.4 Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, which are or may be necessary to perfect, preserve or protect its security interest in the Collateral and not otherwise inconsistent with the provisions of Section 1.1(d) hereof.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.5 Financing Statements. Each Assignor agrees to execute, file and deliver to the Collateral Agent such financing statements as are or may be necessary to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby or as the Collateral Agent may from time to time reasonably request. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as “all assets” of such Assignor); provided, however, this authorization shall not relieve any Assignor from its obligations to make such filings.

ARTICLE VII

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1 Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may, to the extent permitted by applicable law:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

(ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

(iii) instruct all banks which have entered into a “control agreement” with the Collateral Agent to transfer all monies, securities and instruments held by such banks to the Cash Collateral Account;

(iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

(x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

(y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

(z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall determine (acting on the instructions of the requisite percentage of the holders of the Notes in accordance with the Indenture);

(vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.5; and

(viii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that each Assignor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Collateral Document, the Notes Secured Parties expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent and that no other Notes Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Notes Secured Parties upon the terms of this Agreement and the other Collateral Documents.

7.2 Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as are commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations under the Notes Documents against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor’s expense.

7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

(i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

7.4 Payment to Collateral Agent. The Collateral Agent shall deliver to the Trustee the net proceeds of any action taken by it pursuant to this Article VII, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent or the

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

other Notes Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations under the Notes Documents for application by the Trustee in the order set forth in the Indenture. To the extent permitted by applicable law, each Assignor waives all claims, damages and demands it may acquire against the Collateral Agent or the other Notes Secured Parties arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. For the avoidance of doubt, all rights and remedies of the Collateral Agent or the other Notes Secured Parties pursuant to this Article VII shall be subject to the Intercreditor Agreement then in effect.

7.5 Application of Proceeds. (a) All net moneys and other property and assets collected or received by the Collateral Agent or any other Notes Secured Parties (or, to the extent the Pledge Agreement or any other Collateral Document requires proceeds of collateral or other amounts received under such other Collateral Document to be applied in accordance with the provisions of this Agreement, the Collateral Agent as pledgee thereunder or collateral agent under such other Collateral Document) (x) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder and under the other Collateral Documents, (y) after the acceleration of the Obligations under the Notes Documents pursuant to the Indenture or (z) upon any distribution (whether or not characterized as such) in connection with any case, proceeding or action of the type described in Sections 6.01(9) or (10) of the Indenture (the amounts described in preceding clauses (x), (y) and (z) are referred to herein as a “Distribution”) shall be distributed to the Trustee for application in accordance with the Indenture.

(b) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations under the Notes Documents.

(c) If any Notes Secured Party collects or receives any Distribution to which it is not entitled under Section 7.5(a) hereof, such Notes Secured Party shall hold the same in trust for the Notes Secured Parties and shall forthwith deliver the same to the Trustee or the Collateral Agent, for account of the Notes Secured Parties, to be applied in accordance with Section 7.5(a) hereof.

7.6 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Notes Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations under the Notes Documents shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

7.7 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations under any Notes Document shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

ARTICLE VIII

INDEMNITY

8.1 Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold harmless the Collateral Agent, each other Notes Secured Party and their respective officers, directors, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as “Indemnitee,” and collectively as “Indemnitees”) from any and all obligations, damages, injuries, penalties, claims, demands, losses, actions, suits, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses and including taxes (other than from taxes based upon, measured by or determined by the income of such Indemnitee)) (for the purposes of this Section 8.1 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Notes Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim with respect to the foregoing; provided, that, no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). The Collateral Agent shall promptly notify the Assignors of any claim for which it may seek indemnity hereunder and the relevant Assignor shall assume full responsibility for the defense thereof and the Collateral Agent shall cooperate with such defense; provided, that, the Collateral Agent’s failure to so notify the Assignors shall not release the Assignors from any of its obligations to indemnify the Indemnitees hereunder. The Collateral Agent and the Trustee shall have the right to employ separate legal counsel in any action or proceeding and participate in the investigation and defense thereof, and the Assignors shall, jointly and severally, pay the reasonable foreseeable expenses of such separate legal counsel. An Assignor shall not be required to pay for any settlement entered into by an Indemnitee without such Assignor’s consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees (including reasonable attorneys’ fees and expenses), costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses (including reasonable attorneys’ fees and expenses) which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Notes Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Notes Document.

(d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations under the Notes Documents and notwithstanding the full payment of all the Notes issued under the Indenture, the termination of the Indenture and the payment of all other Obligations under the Notes Documents and notwithstanding the discharge thereof and the occurrence of the Termination Date.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.3 No Trust or Fiduciary Relationship. (a) The Collateral Agent shall not be deemed to be in a relationship of trust or confidence with any Notes Secured Party or any other Person (including any beneficiary under the Intercreditor Agreement) by reason of this Agreement, and shall not owe any fiduciary, trust or other special duties to any Secured Party or any other Person (including any beneficiary under the Intercreditor Agreement) by reason of this Agreement. To the extent the Collateral Agent is requested to or is entitled to exercise any discretion or to make any determination with respect to any provision of the Collateral Documents or with respect to any of the Collateral, including the sufficiency, adequacy or acceptability of any document or any other item furnished to the Collateral Agent, or compliance by an Assignor or any Restricted Subsidiary with any of the provisions of the Collateral Documents, the Collateral Agent shall notify the Notes Secured Parties in writing, together with a copy of the document, item or request, as applicable.

(b) The parties hereto acknowledge that Collateral Agent’s duties do not include any discretionary authority, determination, control or responsibility with respect to any Collateral Document or any Collateral, notwithstanding any rights or discretion that may be granted to the Collateral Agent in such Collateral Document. The provisions of this Agreement, including, without limitation those provisions relating to the rights, duties, powers, privileges, protections and indemnification of the Collateral Agent shall apply with respect to any actions taken or not taken by the Collateral Agent under any Collateral Documents.

(c) The Collateral Agent shall be responsible only for the performance of such duties as are expressly set forth herein and no implied covenants, functions or responsibilities shall be read into this Agreement or otherwise exist against Collateral Agent. The Collateral Agent shall not be responsible for any action taken or not taken by it under this Agreement or with respect to any Collateral Documents at the request or direction of any other Notes Secured Party.

(d) The Collateral Agent shall have no duty to act, consent or request any action of the Assignors or any other Person in connection with this Agreement (including all schedules and exhibits attached hereto) unless the Collateral Agent shall have received written direction from the Trustee.

8.4 Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither any Notes Secured Party nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Assignor or any other Person or to take any

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent hereunder are solely to protect their interests in the Collateral and shall not impose any duty upon any of them to exercise any such powers. The Collateral Agent shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Assignor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct nor shall they be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, except for their own gross negligence or willful misconduct.

8.5 Authority of Collateral Agent. Notwithstanding anything to the contrary herein, the following provisions shall govern the Collateral Agent’s rights, powers, obligations and duties under this Agreement.

(a) In no event shall the Collateral Agent have any obligation to inquire or investigate as to the correctness, veracity, or content of any instruction received from any other Notes Secured Parties. In no event shall the Collateral Agent have any liability in respect of any such instruction received by it and relied on with respect to any action or omission taken pursuant thereto.

(b) With respect to the Collateral Agent’s duties under this Agreement or any of the Notes Documents, the Collateral Agent may act through its attorneys, accountants, experts and such other professionals as the Collateral Agent deems necessary, advisable or appropriate and shall not be responsible for the misconduct or negligence of any attorney, accountant, expert or other such professional appointed with due care.

(c) Neither the Collateral Agent nor any of its experts, officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement or any of the Notes Documents (except for its gross negligence or willful misconduct), or (ii) responsible in any manner for any recitals, statements, representations or warranties (other than its own recitals, statements, representations or warranties) made in this Agreement or any of the other Notes Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any of the Notes Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Notes Documents or for any failure of the Assignors or any other Person to perform their obligations hereunder and thereunder. The Collateral Agent shall not be under any obligation to any Person to ascertain or to inquire as to (i) the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Notes Documents or to inspect the properties, books or records of the Assignors, (ii) whether or not any representation or warranty made by any Person in connection with this Agreement or any Notes Documents is true, (iii) the performance by any Person of its obligations under this Agreement or any of the Notes Documents or (iv) the breach of or default by any Person of its obligations under this Agreement or any of the Notes Documents.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) The Collateral Agent shall not be bound to (i) account to any Person for any sum or the profit element of any sum received for its own account; (ii) disclose to any other Person any information relating to the Person if such disclosure would, or might, constitute a breach of any law or regulation or be otherwise actionable at the suit of any Person; (iii) be under any fiduciary duties or obligations other than those for which express provision is made in this Agreement or in any of the other Notes Documents to which it is a party; or (iv) be required to take any action that it believes, based on advice of counsel, is in conflict with any applicable law, this Agreement or any of the other Notes Documents, or any order of any court or administrative agency.

(e) The Collateral Agent shall be authorized to but shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or monitoring or maintaining the perfection of any security interest in the Collateral. It is expressly agreed, to the maximum extent permitted by applicable law, that the Collateral Agent shall have no responsibility for (i) taking any necessary steps to preserve rights against any Person with respect to any Collateral or (ii) taking any action to protect against any diminution in value of the Collateral, but, in each case (A) subject to the requirement that the Collateral Agent may not act or omit to take any action if such act or omission would constitute gross negligence or willful misconduct and (B) the Collateral Agent may do so and all expenses reasonably incurred in connection therewith shall be part of the Obligations under the Notes Documents.

(f) The Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith, except to the extent of the Collateral Agent’s gross negligence or willful misconduct.

(g) The Collateral Agent shall not be responsible for, nor incur any liability with respect to, (i) the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interest in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under this Agreement or any of the other Notes Documents, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent, (ii) the validity or sufficiency of the Collateral or any agreement or assignment contained therein, (iii) the validity of the title of the Assignors to the Collateral, (iv) insuring the Collateral or (v) the payment of taxes, charges or assessments upon the Collateral or otherwise as to the maintenance of the Collateral.

(h) Notwithstanding anything in this Agreement or any of the Notes Documents to the contrary, (i) in no event shall the Collateral Agent or any officer, director, employee, representative or agent of the Collateral Agent be liable under or in connection with this Agreement or any of the other Notes Documents for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits or loss of opportunity, whether or not foreseeable, even if the Collateral Agent has been advised of the possibility thereof and regardless of the form of action in which such damages are sought; and (ii) the Collateral Agent shall be afforded all of the rights, powers, immunities and indemnities set forth in this Agreement in all of the other Notes Documents to which it is a signatory as if such rights, powers, immunities and indemnities were specifically set out in each such Notes Documents. In no event shall the Collateral Agent be obligated to invest any amounts received by it hereunder.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i) The Collateral Agent shall be entitled conclusively to rely, and shall be fully protected in relying, upon any certificate, notice, consent or other document delivered to the Collateral Agent in connection with this Agreement and believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and/or upon advice and/or statements of legal counsel, independent accountants and other experts selected by the Collateral Agent and need not investigate any fact or matter stated in any such document. Any such statement of legal counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any of the other Notes Documents (i) if such action would, in the reasonable opinion of the Collateral Agent (which may be based on the opinion of legal counsel), be contrary to applicable law or any of the Notes Documents, (ii) if such action is not provided for in this Agreement or any of the other Notes Documents, (iii) if, in connection with the taking of any such action hereunder or under any of the Notes Documents that would constitute an exercise of remedies hereunder or under any of the Notes Documents it shall not first be indemnified to its satisfaction by the holders of the Notes against any and all risk of nonpayment, liability and expense that may be incurred by it, its agents or its counsel by reason of taking or continuing to take any such action, or (iv) if, notwithstanding anything to the contrary contained in this Agreement, in connection with the taking of any such action that would constitute a payment due under any agreement or document, it shall not first have received from the holders of the Notes or the Assignors’ funds equal to the amount payable. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any of the other Notes Documents in accordance with a request of the requisite percentage of holders of the Notes, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the other holders of the Notes and the Trustee.

(j) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default unless and until the Collateral Agent has received a written notice or a certificate from the Assignors stating that a Default has occurred. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such notice or certificate to inquire whether a Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice or certificate so furnished to it. No provision of this Agreement, the Intercreditor Agreement or any of the Notes Documents shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement, any of the other Notes Documents or the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability including an advance of moneys necessary to perform work or to take the action requested is not reasonably assured to it, the Collateral Agent may decline to act unless it receives indemnity satisfactory to it in its sole discretion, including an advance of moneys necessary to take the action requested. The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any of the other Notes Documents or otherwise if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(k) Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall become a Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto except for written notice to the other parties hereto.

(l) The Collateral Agent may resign as Collateral Agent at any time upon written notice to the holders of the Notes, the Trustee and the Assignors and may be removed at any time with or without cause by the requisite percentage of the holders of the Notes in accordance with the Indenture, with any such resignation or removal to become effective only upon the appointment of a successor Collateral Agent under this Section 8.4(l). If the Collateral Agent shall provide notice of its resignation or be removed as Collateral Agent, then the requisite percentage of the holders of the Notes (in accordance with the Indenture) shall (and if no such successor shall have been appointed within 45 days of the Collateral Agent’s resignation or removal, the Collateral Agent may) appoint a successor Collateral Agent which successor agent shall, in the case of any appointment by the Collateral Agent, be reasonably acceptable to the requisite percentage of the holders of the Notes in accordance with the Indenture, and the former Collateral Agent’s rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent (except that the resigning Collateral Agent shall deliver all Collateral then in its possession to the successor Collateral Agent and shall execute and deliver to the successor Collateral Agent such instruments of assignment and transfer and other similar documents as such successor Collateral Agent shall deem necessary or advisable (at the joint and several expense of the Assignors)). After any retiring Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent. In the event that a successor Collateral Agent is not appointed within the time period specified in this Section following the provision of a notice of resignation or removal of the Collateral Agent, the Collateral Agent or any other Notes Secured Party may petition a court of competent jurisdiction for the appointment of a successor Collateral Agent (at the joint and several expense of the Assignors).

(m) Each of the Notes Secured Parties expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it (except as expressly provided herein) and that no act by the Collateral Agent hereafter taken, including any review of the Assignors, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Notes Secured Party. Each of the Notes Secured Parties (other than the Trustee) represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Notes Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Assignors. Each of the Notes Secured Parties (other than the Trustee) also represents that each will, independently and without reliance upon the Collateral Agent or any other Notes Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis,

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Assignors. Except for notices, reports and other documents expressly required to be furnished to the Notes Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Notes Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Assignors which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

(n) In the event that the Collateral Agent is requested to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, which in the Collateral Agent’s sole discretion may cause the Collateral Agent to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Agent reserves the right to not follow such direction, to resign as Collateral Agent or to arrange for the transfer of the title or control of the asset to a court appointed receiver. Neither the Trustee nor the Collateral Agent will be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment. Neither the Trustee nor the Collateral Agent shall be responsible for any loss incurred by the Notes Secured Parties by the Collateral Agent’s refusal to take actions to acquire title or other actions that may result in it being considered an “owner or operator”.

ARTICLE IX

DEFINITIONS

The following terms shall have the meanings herein specified. Except as otherwise defined herein, all capitalized terms used herein and defined in the Indenture (as defined below) shall be used herein as therein defined.

“Account” shall mean any “account” as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Agreement” shall mean this Security Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“As-Extracted Collateral” shall mean “as-extracted collateral” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Assignor” shall have the meaning provided in the preamble of this Agreement.

“Cash Collateral Account” shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Notes Secured Parties.

“Chattel Paper” shall mean “chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

“Collateral Agent” shall have the meaning provided in the preamble of this Agreement.

“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Company” shall have the meaning provided in the recitals of this Agreement.

“Contract Rights” shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any partnership agreements, joint venture agreements and limited liability company agreements).

“Copyrights” shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any copyrights in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

“Debt Documents” shall mean the Notes Documents and any instrument or other document evidencing or governing any Senior Credit Facility Claims.

“Default” shall mean any Default under, and as defined in, the Indenture.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Distribution” shall have the meaning provided in Section 7.5(a) of this Agreement.

“Documents” shall mean “documents” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Equipment” shall mean any “equipment” as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” shall mean any Event of Default under, and as defined in, the Indenture and shall in any event include, without limitation, any payment default on any of the Obligations under the Notes Documents after the expiration of any applicable grace period.

“Excluded Assets” shall mean:

(1)	the Voting Stock of any direct Foreign Subsidiary of any Assignor in excess of 65% of all of the outstanding Voting Stock of such Foreign Subsidiary and the Capital Stock of any other Foreign Subsidiary;

(2)	any lease, license, contract, property right or agreement to which any Assignor is a party or any of its rights or interests thereunder if and only for so long as the grant of a Lien under the Collateral Documents will constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law or principles of equity); provided, that, such lease, license, contract, property right or agreement will be an Excluded Asset only to the extent and for so long as the consequences specified above will result and will cease to be an Excluded Asset and will become subject to the Lien granted under the Collateral Documents, immediately and automatically, at such time as such consequences will no longer result;

(3)	property and assets owned by any Assignor that are the subject of Permitted Liens described in clause (7) of the definition thereof for so long as such Permitted Liens are in effect and the Indebtedness secured thereby constitutes Permitted Debt described in clause (4) of the definition thereof and the agreements or instruments evidencing or governing such Indebtedness otherwise prohibits any other Liens thereon, but only for so long as such prohibition exists and is effective and valid;

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(4)	(i) deposit and securities accounts the balance of which consists exclusively of (a) withheld income taxes and federal, state or local employment taxes in such amounts as are required to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any Assignor, and (b) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of any Assignor, (ii) all segregated deposit accounts constituting (and the balance of which consists solely of funds set aside in connection with) tax accounts and trust accounts and (iii) all deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments (provided, that no such deposit account may be credited with any funds prior to the earlier of the fifth Business Day immediately preceding the date on which (x) such funds are to be applied to any of the foregoing and (y) a check is to be issued in an amount equal to such funds in payment of any of the foregoing);

(5)	all cars, trucks, trailers and other vehicles and items covered by certificates of title or ownership, in each case, with a Fair Market Value (as determined in good faith by the chief financial officer of the Company) of less than $75,000 (it being understood and agreed that, for the avoidance of doubt, (a) in determining the Fair Market Value of any such car, truck, trailer or other vehicle or item, the Fair Market Value of any equipment (including one or more turbine frac pump units) installed thereon shall be included in any such determination and (b) any equipment stored on or in any such car, truck trailer or other vehicle shall not constitute an “Excluded Asset”);

(6)	intent-to-use trademark or service mark applications prior to the filing of a “statement of use” with respect thereto, to the extent and for so long as creation by any Assignor of a security interest therein would result in the abandonment, invalidation or unenforceability thereof;

(7)	real property acquired by any Assignor after the date hereof that has a Fair Market Value not exceeding $1,500,000 either individually or in the aggregate and any real property leased by any Assignor other than any Specified Leased Premises;

(8)	any Capital Stock of any Guarantor to the extent that the pledge of such Capital Stock results in the Company being required to file separate financial statements of such Guarantor with the SEC, but only to the extent necessary for the Company not to be subject to such requirement and only for so long as such requirement is in existence; provided, that, neither the Company nor any Guarantor shall take any action in the form of a reorganization, merger or other restructuring a principal purpose of which is to provide for the release of the Lien on any securities pursuant to this clause; and

(9)	proceeds and products from any and all of the foregoing excluded collateral described in clauses (1) through (8), unless such proceeds or products would otherwise constitute Collateral securing the Notes,

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

provided, that notwithstanding anything to the contrary, to the extent that any Assignor grants a Lien on any asset or right described in clause (1) through (9) above (other than clause (8)) to secure obligations under the Senior Credit Facility, such asset or right shall not constitute an “Excluded Asset.”

“General Intangibles” shall mean “general intangibles” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Goods” shall mean “goods” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Guaranteed Obligations” shall have the meaning provided in the recitals of this Agreement.

“Indemnitee” shall have the meaning provided in Section 8.1(a) of this Agreement.

“Indenture” shall have the meaning provided in the recitals of this Agreement.

“Instrument” shall mean “instruments” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Intercreditor Agreement” shall have the meaning provided in the recitals of this Agreement.

“Inventory” shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor’s customers, and shall specifically include all “inventory” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Investment Property” shall mean “investment property” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Location” of any Assignor, shall mean such Assignor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Marks” shall mean all right, title and interest in and to any trademarks, fictitious business names, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor.

“Material Adverse Effect” shall mean (i) a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Assignors taken as a whole or (ii) a material adverse effect (x) on the rights or remedies of any Notes Secured Party hereunder or under any other Notes Document or (y) on the ability of any Assignor to perform its obligations to the Notes Secured Parties hereunder or under any other Notes Document.

“Non-Perfected Accounts” shall have the meaning provided in Section 3.9(a) of this Agreement.

“Notes Documents” shall mean the Indenture, the Notes, the Note Guarantees, (if applicable) the Intercreditor Agreement, and the Collateral Documents.

“Notes” shall have the meaning provided in the recitals of this Agreement.

“Notes Secured Parties” shall have the meaning provided in the recitals of this Agreement.

“Obligations” shall mean and include, as to any Assignor, any principal, interest, Additional Interest (including in the case of Obligations in respect of the Notes all interest accrued on such interest and Additional Interest after the commencement of any bankruptcy, insolvency or liquidation proceeding at the rate, including any applicable post-default rate specified in the Indenture or the Notes, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

“Patents” shall mean any patent in or to which any Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor.

“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Pledge Agreement” shall mean that certain Pledge Agreement dated the date hereof among the Company, certain Subsidiaries of the Company and the Collateral Agent.

“Proceeds” shall mean all “proceeds” as such term is defined in the UCC as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Registered Organization” shall have the meaning provided in the UCC as in effect in the State of New York.

“Securities Accounts” shall mean all “securities accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Senior Credit Facility Claims” shall mean the Obligations under the Senior Credit Facility owed to the Senior Credit Facility Secured Parties (other than Obligations consisting of principal in respect of Indebtedness incurred under the Senior Credit Facility that are not permitted to be incurred under Section 4.08(b)(1) of the Indenture and interest on such Indebtedness).

“Senior Credit Facility Secured Parties” shall have the meaning provided in the recitals of this Agreement.

“Software” shall mean “software” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor’s rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Termination Date” shall have the meaning provided in Section 10.8(a) of this Agreement.

“Timber-to-be-Cut” shall mean “timber-to-be-cut” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Trade Secret Rights” shall mean the rights of an Assignor in any Trade Secret it holds.

“Trade Secrets” shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Transmitting Utility” shall have the meaning given such term in Section 9-102(a)(80) of the UCC.

“Trustee” shall have the meaning provided in the recitals of this Agreement.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

ARTICLE X

MISCELLANEOUS

10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered in accordance with Section 11.02 of the Indenture.

10.2 Waiver; Amendment. Except as provided in Sections 10.8 and 10.12 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the requisite percentage of the holders of the Notes in accordance with the Indenture).

10.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Debt Document; or (c) any amendment to or modification of any Debt Document or any security for any of the Obligations under any Notes Document; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

10.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8 hereof, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the written consent of the requisite percentage of the holders of the Notes in accordance with the Indenture) or as otherwise permitted by the Notes Documents, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Notes Secured Parties and their

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Notes Secured Parties and shall survive the execution and delivery of this Agreement and the other Debt Documents regardless of any investigation made by the Notes Secured Parties or on their behalf.

10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER NOTES DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY NOTES SECURED PARTY, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER NOTES DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.7 Assignor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

10.8 Termination; Release. (a) Upon the occurrence of the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 8.1 hereof, shall survive such termination) and the Liens granted herein shall be deemed to be automatically released and the Collateral shall automatically revert to the applicable Assignor without further action on the part of any Person. The Collateral Agent, at the request and expense of the respective Assignor, will execute and deliver to such Assignor or otherwise authorize the filing of such documents or instruments (including UCC termination statements on form UCC-3) as reasonably requested by such Assignor, acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date on which the events described in Section 12.05 of the Indenture shall have occurred.

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than an Assignor) in connection with a sale or disposition expressly permitted by Section 12.04(a) of the Indenture or is otherwise released at the direction of the Holders in accordance with Section 12.04(a) of the Indenture, and the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Indenture to the extent required to be so applied, the security interest granted hereby in respect of such released

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Collateral shall be terminated and the Liens securing such Collateral shall be released. Furthermore, upon the release of any Guarantor (as Assignor hereunder) from the Notes Guarantee in accordance with the provisions of the Indenture, such Assignor shall be automatically released from this Agreement and all rights to the Collateral then assigned by such Assignor shall automatically revert to such Assignor.

(c) In the event that any portion (but not all) of the Collateral becomes an Excluded Asset, then such portion (but not all) of the Collateral that has become an Excluded Asset will automatically be released and deemed not to be part of the Collateral securing the Notes, but only for so long as such Collateral consists of Excluded Assets. In the event that (i) any such released portion of the Collateral subsequently ceases to be an Excluded Asset or (ii) any property or asset of any Assignor that constituted an Excluded Asset subsequently ceases to be an Excluded Asset, then such released portion of the Collateral or such property or asset of the relevant Assignor will automatically be deemed to be a part of the Collateral for the Notes and the relevant Assignor shall execute and deliver any and all such documents and take all such actions as necessary to grant, perfect and/or maintain the Lien in favor of the Collateral Agent intended to be granted hereby (subject to Permitted Liens) in accordance with this Agreement.

(d) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a), (b) or (c) or Section 1.1(c), such Assignor shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a), (b) or (c) or Section 1.1(c). At any time that (i) the Company or the respective Assignor desires that a Subsidiary of the Company which has been released from the Note Guarantee be released hereunder as provided in the last sentence of Section 10.8(b), (ii) the relevant Assignor desires that the Capital Stock of its Subsidiary be released hereunder as provided in Section 1.1(c), or (iii) the relevant Assignor desires that the portion of the Collateral that has become an Excluded Asset be released hereunder as provided in Section 10.8(c), in each such case, it shall deliver to the Collateral Agent a certificate signed by a principal executive officer of the Company and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b), 1.1(c) or 10.8(c), as applicable.

(e) In addition, if applicable, any portion (but not all) of the Collateral may be released to the extent expressly required pursuant to the terms of the Intercreditor Agreement,

(f) Notwithstanding anything to the contrary herein or in any Notes Documents, the release of Liens securing all or substantially all of the Collateral may only be released pursuant to Sections 10.8(a) or 10.8(b), as applicable.

(g) The Collateral Agent shall have no liability whatsoever to any other Notes Secured Party as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 10.8.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Collateral Agent.

10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.11 The Collateral Agent and the other Notes Secured Parties. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article XII of the Indenture. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Article XII of the Indenture.

10.12 Additional Assignors. It is understood and agreed that any Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Indenture or any other Notes Document, shall become an Assignor hereunder by (x) executing a counterpart hereof or by executing a joinder agreement in the form of Annex O hereto, (y) delivering supplements to Annexes A through F, inclusive, and H through K, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents.

10.13 Intercreditor Agreement. Notwithstanding anything herein to the contrary and without limiting the generality of Section 1.1(d), at any time the Intercreditor Agreement is in effect: (a) the Liens granted hereunder in favor of the Collateral Agent for the benefit of the Notes Secured Parties in respect of the Collateral and the exercise of any right related thereto thereby shall be subject, in each case, to the terms of the Intercreditor Agreement (if any); and (b) any provision hereof that requires (or any representation or warranty hereunder to the extent that it would have the effect of requiring) any Assignor to (i) deliver any Collateral to the Collateral Agent, (ii) provide that

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the Collateral Agent have “control” over such Collateral, or (iii) obtain notations of the Liens in favor of the Collateral Agent on certificates of title in respect of such Collateral, in each case shall be deemed satisfied (or, in the case of any representation or warranty hereunder, shall be deemed to be true) if (A) with respect to subclause (i) hereof, such Collateral is delivered by such Assignor to the collateral agent for the Senior Credit Facility Secured Parties for the benefit of the Senior Credit Facility Secured Parties and the Notes Secured Parties pursuant to the Intercreditor Agreement, (B) with respect to subclause (ii) hereof, the collateral agent for the Senior Credit Facility Secured Parties is provided with “control” with respect to such Collateral of such Assignor for the benefit of the Senior Credit Facility Secured Parties and the Notes Secured Parties pursuant to the Intercreditor Agreement, and (C) with respect to subclause (iii) hereof, such notation is in the name of the collateral agent for the Senior Credit Facility Secured Parties for the benefit of the Senior Credit Facility Secured Parties and the Notes Secured Parties pursuant to the Intercreditor Agreement. In the event of any conflict between the terms of this Agreement and the Intercreditor Agreement (if any), the terms of the Intercreditor Agreement shall govern and control.

[Remainder of this page intentionally left blank; signature page follows]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

GREEN FIELD ENERGY SERVICES, INC., as an Assignor

By:	/s/ Michel B. Moreno
Name: Michel B. Moreno Title: Chief Executive Officer

HUB CITY TOOLS, INC., as an Assignor

By:	/s/ Michel B. Moreno
Name: Michel B. Moreno Title: Chief Executive Officer

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Accepted and Agreed to:

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

By: /s/ Joseph P. O’Donnell

        Name: Joseph P. O’Donnell

        Title: Vice President

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX A

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SECURITY AGREEMENT

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor	Address(es) of Chief Executive Office
Green Field Energy Services, Inc.	4023 Ambassador Caffery Parkway Suite #200 Lafayette, LA 70503

Hub City Tools, Inc.	4023 Ambassador Caffery Parkway Suite #200 Lafayette, LA 70503

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX B

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SECURITY AGREEMENT

SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

Assignor	Street Address (including zip code)
Green Field Energy Services, Inc.	11441 State Hwy 43 South Marshall, TX 75670
Green Field Energy Services, Inc.	501 Taylor Rd. Mineral Wells, TX 76067
Green Field Energy Services, Inc.	3207 Quannah Hill Rd. Weatherford, TX 76087
Green Field Energy Services, Inc.	4700 NE Evangeline Thruway Carencro, LA 70520
Green Field Energy Services, Inc.	301 Duhon Rd. Lafayette, LA 70506
Green Field Energy Services, Inc.	1600 Stout St., Ste 1370 Denver, CO 80202
Green Field Energy Services, Inc.	3700 Ambassador Caffery, Unit 2045 Lafayette, LA 70503
Green Field Energy Services, Inc.	Hickory Pit St. Tammany Parish, LA
Green Field Energy Services, Inc.	Nicholson Tract A Pearl River County, Mississippi
Green Field Energy Services, Inc.	Nicholson Tract B Pearl River County, Mississippi

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX C

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SECURITY AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS

AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)

Green Field Energy Services, Inc.	Corporation	Yes	Delaware	Dela7ware	5048733	11-3682539	No

Hub City Tools, Inc.	Corporation	Yes	Louisiana	Louisiana	28013960D	72-064287	No

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX D

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SECURITY AGREEMENT

SCHEDULE OF TRADE AND FICTITIOUS NAMES

Name of Assignor	Trade and/or Fictitious Names
Green Field Energy Services, Inc.	None.

Hub City Tools, Inc.	None.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX E

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SECURITY AGREEMENT

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING

WITHIN ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

Name of Assignor	Description of any Transactions as required by Section 2.8 of the Security Agreement
Green Field Energy Services, Inc.	None.

Hub City Tools, Inc.	None.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX F

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SECURITY AGREEMENT

Schedule of Deposit Accounts

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)

Green Field Energy Services, Inc.	Operating Account	[***]	JPMorgan Chase Bank, 600 Jefferson St., Lafayette, LA 70501	New York

Hub City Tools, Inc.	Operating Account	[***]	JPMorgan Chase Bank, 600 Jefferson St., Lafayette, LA 70501	New York

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX G-1

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SECURITY AGREEMENT

Form of Control Agreement Regarding Deposit Accounts

(Closing Date Accounts)

Blocked Account Control

Agreement (“Shifting Control”) | JPMORGAN CHASE BANK, N.A.

AGREEMENT dated as of [        ], by and among [            ] (“Company”), [            ], as collateral agent (in such capacity, together with any successors and permitted assigns, “Collateral Agent”) and JPMorgan Chase Bank, N.A. (“Depositary”).

The parties hereto refer to Account No[s]. [                ] in the name of Company [each] maintained at Depositary ([collectively,] the “Account”) and hereby agree as follows:

1.	Company and Collateral Agent notify Depositary that by separate agreement Company has granted Collateral Agent a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified.

2.	Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions which Company is entitled to give under the Account Documentation (as hereinafter defined) (collectively, “instructions”) received from the Company (but not those from Collateral Agent) concerning the Account. On and after the Effective Time, Depositary shall honor all instructions received from Collateral Agent concerning the Account (including the disposition of funds therein) without further consent of Company or further investigation and Company shall have no right or ability to access or withdraw or transfer funds from the Account.

For the purposes hereof, the “Effective Time” shall be the opening of business on the second business day next succeeding the business day on which a notice purporting to be signed by Collateral Agent in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (a “Shifting Control Notice”), is actually received by the unit of Depositary to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, Eastern time, on any business day, the “Effective Time” shall be the opening of business on the third business day next succeeding the business day on which such receipt occurs; and, provided further, that a “business day” is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed.

Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate thereof prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; and (ii) Depositary and/or any affiliate thereof may (at its discretion and without any obligation to do so) (x) cease honoring Company’s instructions and/or commence honoring solely Collateral Agent’s instructions concerning the Account at any time or from time to time after it becomes aware that Collateral Agent has sent to it a Shifting Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above), or (y) deem a Shifting Control Notice to be received by it for purposes of the foregoing paragraph prior to the specified unit’s actual receipt if otherwise actually received by Depositary (or if such Shifting Control Notice does not comply with the form attached hereto as Exhibit A or does not attach an appropriate copy of this Agreement), with no liability whatsoever to Company or any other party for doing so.

3.	This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions on or after the Effective Time, Collateral Agent shall provide Depositary with such documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of Collateral Agent. Collateral Agent may request the Depositary to provide other services (such as automatic daily transfers) with respect to the Account on or after the Effective Time; however, if such services are not authorized or otherwise covered under the Account Documentation, Depositary’s decision to provide any such services shall be made in its sole discretion (including without limitation being subject to Company and/or Collateral Agent executing such Account Documentation or other documentation as Depositary may require in connection therewith).

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX G-1

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SECURITY AGREEMENT

4.	Depositary agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items, reversals or cancellations of payment orders and other electronic fund transfers or other corrections or adjustments to the Account or transactions therein, (ii) overdrafts in the Account or (iii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder.

5.	Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation a Shifting Control Notice), instruction or request purportedly furnished to it by Company or Collateral Agent in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the separate agreement referred to in paragraph 1 above or any other related documentation or whether any actions by Collateral Agent (including without limitation the sending of a Shifting Control Notice), Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control.

6.	Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred as a result of following Company’s direction or instruction. To the extent Depositary is not indemnified by Company pursuant to the preceding sentence, Collateral Agent hereby agrees to indemnify, defend and save harmless Depositary against any Covered Items incurred as a result of following Collateral Agent’s direction or instruction (including without limitation Depositary’s honoring of a Shifting Control Notice) or due to any objection by a third party to any claim by Collateral Agent of an interest in the Account or funds on deposit therein; provided that Collateral Agent’s liability under this Section 6 shall be limited to the amount paid out from the Account at Collateral Agent’s direction or instruction; provided further that the Depositary’s ability to recover from the Collateral Agent under this Section 6 shall be limited to the assets contained in the trust estate created under the Indenture, dated as of November 15, 2011, among Green Field Energy Services, Inc., the guarantors thereto and Wilmington Trust, National Association, as trustee and shall not be recoverable from Wilmington Trust, National Association’s individual assets.

7.	Depositary may terminate this Agreement (i) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (ii) because of a material breach by Company or Collateral Agent of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. Collateral Agent may terminate this Agreement in its discretion upon the sending of at least three (3) days advance written notice to the other parties hereto; provided that Depositary may shorten or waive the requirement that Collateral Agent’s notice be in advance and any such shortening or waiver shall be binding on all parties. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination.

8.	Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with Depositary’s fee schedules from time to time in effect. Payment will be effected by a direct debit to the Account.

9.	Depositary will, at Company’s expense, provide Depositary’s standard bank statements covering deposits to and withdrawals from the Account simultaneously to Company and Collateral Agent.

10.	This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of New York. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement. All notices under this Agreement shall be in writing and sent (including via emailed pdf or similar file or facsimile transmission) to the parties hereto at their respective addresses, email addresses or fax numbers set forth below (or to such other address, email address or fax number as any such party shall designate in writing to the other parties from time to time).

[Signature Page to Follow]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX G-1

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SECURITY AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

[ ]		[ ], as collateral agent
By:	Date:	By:	Date:
Name:		Name:
Title:		Title:
Address for Notices:		Address for Notices:
Fax No.:		Fax No.:
Email Address:		Email Address:

JPMorgan Chase Bank, N.A.

By:	Date:

Name:

Title:
Address for other Notices: JPMorgan Chase Bank, N.A. Attn: Angela Cole 600 Jefferson Street, Floor 03 Lafayette, LA 70501-6942 Email: angela.cole@chase.com	Address For Shifting Control and Termination Notices:

JPMorgan Chase Bank, N.A.

Global TS Contracts & Documentation

Attn: Blocked Accounts

420 W Van Buren Street, 9th floor Suite IL1-0199

Chicago, Il 60606-3534

Email: blocked.account.contracts@jpmchase.com

Fax No.: 312.954.3516

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX G-1

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SECURITY AGREEMENT

Exhibit A | SHIFTING CONTROL NOTICE

Date:
JPMorgan Chase Bank, N.A. Global TS Contracts & Documentation
Address:	420 W Van Buren Street, 9th Floor Suite IL1-0199
Chicago, IL 60606-3534
Attention:	Blocked Accounts

Re: Blocked Account Control Agreement dated as of             ,                 ,                 (the “Agreement”) by and among

relating to Account(s)

Ladies and Gentlemen:

This constitutes a Shifting Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

[ ], as collateral agent

By:	Date:

Name:
Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX G-2

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SECURITY AGREEMENT

Form of Control Agreement Regarding Deposit Accounts

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of                  ,         , among the undersigned assignor (the “Assignor”)                     , not in its individual capacity but solely as Collateral Agent (the “Collateral Agent”), and              (the “Deposit Account Bank”), as the “bank” (as defined in Section 9-102 of the UCC as in effect on the date hereof in the State of                      (the “UCC”)) with which one or more deposit accounts (as defined in Section 9-102 of the UCC) are maintained by the Assignor (with all such deposit accounts now or at any time in the future maintained by the Assignor with the Deposit Account Bank being herein called the “Deposit Accounts”).

W I T N E S S E T H:

WHEREAS, the Assignor, various other assignors and the Collateral Agent have entered into a Security Agreement, dated as of November 15, 2011 (as amended, amended and restated, modified or supplemented from time to time, the “Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement) under the Notes Documents (as defined in the Security Agreement), the Assignor has granted a security interest to the Collateral Agent for the benefit of the Notes Secured Parties (as defined in the Security Agreement) in all of the right, title and interest of the Assignor in and into any and all “deposit accounts” (as defined in Section 9-102 of the UCC) and in all monies, securities, instruments and other investments deposited therein from time to time (collectively, herein called the “Collateral”); and

WHEREAS, the Assignor desires that the Deposit Account Bank enter into this Agreement in order to establish “control” (as defined in Section 9-104 of the UCC) in each Deposit Account at any time or from time to time maintained with the Deposit Account Bank, and to provide for the rights of the parties under this Agreement with respect to such Deposit Accounts;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor’s Dealings with Deposit Accounts; Notice of Exclusive Control. Until the Deposit Account Bank shall have received from the Collateral Agent a Notice of Exclusive Control (as defined below), the Assignor shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts and give instructions in respect of the Deposit Accounts; provided, however, that the Assignor may not, and the Deposit Account Bank agrees that it shall not permit the Assignor to, without the

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex G-2

Collateral Agent’s prior written consent, close any Deposit Account. If the Collateral Agent shall give to the Deposit Account Bank a notice of the Collateral Agent’s exclusive control of the Deposit Accounts in accordance with Section 7.1 of the Security Agreement, which notice states that it is a “Notice of Exclusive Control” (a “Notice of Exclusive Control”), only the Collateral Agent shall be entitled to withdraw funds from the Deposit Accounts, to give any instructions in respect of the Deposit Accounts and any funds held therein or credited thereto or otherwise to deal with the Deposit Accounts.

2. Collateral Agent’s Right to Give Instructions as to Deposit Accounts. (a) The Collateral Agent shall be entitled, for purposes of this Agreement, at any time after a Notice of Exclusive Control has been delivered to the Deposit Account Bank in accordance with the terms of this Agreement, to give the Deposit Account Bank instructions as to the withdrawal or disposition of any funds from time to time credited to any Deposit Account, or as to any other matters relating to any Deposit Account or any other Collateral, without further consent from the Assignor. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank, and the Deposit Account Bank hereby agrees, to comply with any such instructions from the Collateral Agent without any further consent from the Assignor. Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment. The Deposit Account Bank shall be fully entitled to rely on, and shall comply with, such instructions from the Collateral Agent even if such instructions are contrary to any instructions or demands that the Assignor may give to the Deposit Account Bank. In case of any conflict between instructions received by the Deposit Account Bank from the Collateral Agent and the Assignor, the instructions from the Collateral Agent shall prevail.

(b) It is understood and agreed that the Deposit Account Bank’s duty to comply with instructions from the Collateral Agent regarding the Deposit Accounts is absolute, and the Deposit Account Bank shall be under no duty or obligation, nor shall it have the authority, to inquire or determine whether or not such instructions are in accordance with the Security Agreement or any other Notes Document (as defined in the Security Agreement), nor seek confirmation thereof from the Assignor or any other Person.

3. Assignor’s Exculpation and Indemnification of Depository Bank. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank to follow instructions from the Collateral Agent regarding the Deposit Accounts even if the result of following such instructions from the Collateral Agent is that the Deposit Account Bank dishonors items presented for payment from any Deposit Account. The Assignor further confirms that the Deposit Account Bank shall have no liability to the Assignor for wrongful dishonor of such items in following such instructions from the Collateral Agent. The Deposit Account Bank shall have no duty to inquire or determine whether the Assignor’s obligations to the Collateral Agent are in default or whether the Collateral Agent is entitled, under any separate agreement between the Assignor and the Collateral Agent, to give any such instructions. The Assignor further agrees to be responsible for the Deposit Account Bank’s customary charges and to indemnify the Deposit Account Bank from and to hold the Deposit Account Bank harmless against any loss, cost or expense that the Deposit Account Bank may sustain or incur in acting upon instructions which the Deposit Account Bank believes in good faith to be instructions from the Collateral Agent.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex G-2

4. Subordination of Security Interests; Deposit Account Bank’s Recourse to Deposit Accounts. The Deposit Account Bank hereby subordinates any claims and security interests it may have against, or with respect to, any Deposit Account at any time established or maintained with it by the Assignor (including any amounts, investments, instruments or other Collateral from time to time on deposit therein) to the security interests of the Collateral Agent (for the benefit of the Notes Secured Parties) therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, any Deposit Account of the Assignor or any amounts, investments, instruments or other Collateral from time to time on deposit therein; provided, that, the Deposit Account Bank may, however, from time to time debit the Deposit Accounts for any of its customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by the Deposit Account Bank to any Deposit Account, to the extent, in each case, that the Assignor has not separately paid or reimbursed the Deposit Account Bank therefor.

5. Representations, Warranties and Covenants of Deposit Account Bank. The Deposit Account Bank represents and warrants to the Collateral Agent that:

(a) The Deposit Account Bank constitutes a “bank” (as defined in Section 9-102 of the UCC), that the jurisdiction (determined in accordance with Section 9-304 of the UCC) of the Deposit Account Bank for purposes of each Deposit Account maintained by the Assignor with the Deposit Account Bank shall be one or more States within the United States.

(b) The Deposit Account Bank shall not permit any Assignor to establish any demand, time, savings, passbook or other account with it which does not constitute a “deposit account” (as defined in Section 9-102 of the UCC).

(c) The account agreements between the Deposit Account Bank and the Assignor relating to the establishment and general operation of the Deposit Accounts provide, whether specifically or generally, that the laws of                     2 govern secured transactions relating to the Deposit Accounts and that the Deposit Account Bank’s “jurisdiction” for purposes of Section 9-304 of the UCC in respect of the Deposit Accounts is                     .3 The Deposit Account Bank will not, without the Collateral Agent’s prior written consent, amend any such account agreement so that the Deposit Account Bank’s jurisdiction for purposes of Section 9-304 of the UCC is other than a jurisdiction permitted pursuant to preceding clause (a). All account agreements in respect of each Deposit Account in existence on the date hereof are listed on Annex A hereto and copies of all such account agreements have been furnished to the Collateral Agent. The Deposit Account Bank will promptly furnish to the Collateral Agent a copy of the account agreement for each Deposit Account hereafter established by the Deposit Account Bank for the Assignor.

[2]	Inserted jurisdiction(s) must be consistent with requirements of preceding clause (a).
[3]	Inserted jurisdiction(s) must be consistent with requirements of preceding clause (a).

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex G-2

(d) The Deposit Account Bank has not entered and will not enter, into any agreement with any other Person by which the Deposit Account Bank is obligated to comply with instructions from such other Person as to the disposition of funds from any Deposit Account or other dealings with any Deposit Account or other of the Collateral.

(e) On the date hereof the Deposit Account Bank maintains no Deposit Accounts for the Assignor other than the Deposit Accounts specifically identified in Annex A hereto.

(f) Any items or funds received by the Deposit Account Bank for the Assignor’s account will be credited to said Deposit Accounts specified in paragraph (e) above or to any other Deposit Accounts hereafter established by the Deposit Account Bank for the Assignor in accordance with this Agreement.

(g) The Deposit Account Bank will promptly notify the Collateral Agent in writing of each Deposit Account hereafter established by the Deposit Account Bank for the Assignor (which notice shall specify the account number of such Deposit Account and the location at which the Deposit Account is maintained), and each such new Deposit Account shall be subject to the terms of this Agreement in all respects.

6. Deposit Account Statements and Information. The Deposit Account Bank agrees, and is hereby authorized and instructed by the Assignor, to furnish to the Collateral Agent upon request, at its address indicated below, copies of all account statements and other information relating to each Deposit Account that the Deposit Account Bank sends to the Assignor and to disclose to the Collateral Agent all information requested by the Collateral Agent regarding any Deposit Account.

7. Conflicting Agreements. This Agreement shall have control over any conflicting agreement between the Deposit Account Bank and the Assignor.

8. Merger or Consolidation of Deposit Account Bank. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any bank into which the Deposit Account Bank may be merged or with which it may be consolidated, or any bank resulting from any merger to which the Deposit Account Bank shall be a party, shall be the successor of the Deposit Account Bank hereunder and shall be bound by all provisions hereof which are binding upon the Deposit Account Bank and shall be deemed to affirm as to itself all representations and warranties of the Deposit Account Bank contained herein.

9. Notices. (a) All notices and other communications provided for in this Agreement shall be in writing (including facsimile) and sent to the intended recipient at its address or telex or facsimile number set forth below:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex G-2

If to the Collateral Agent, at:

If to the Assignor, at:

If to the Deposit Account Bank, at:

or, as to any party, to such other address or telex or facsimile number as such party may designate from time to time by notice to the other parties.

(b) Except as otherwise provided herein, all notices and other communications hereunder shall be delivered by hand or by commercial overnight courier (delivery charges prepaid), or mailed, postage prepaid, or telexed or faxed, addressed as aforesaid, and shall be effective (i) three business days after being deposited in the mail (if mailed), (ii) when delivered (if delivered by hand or courier) and (iii) or when transmitted with receipt confirmed (if telexed or faxed); provided, that, notices to the Collateral Agent shall not be effective until actually received by it.

10. Amendment. This Agreement may not be amended, modified or supplemented except in writing executed and delivered by all the parties hereto.

11. Binding Agreement. This Agreement shall bind the parties hereto and their successors and assign and shall inure to the benefit of the parties hereto and their successors and assigns. Without limiting the provisions of the immediately preceding sentence, the Collateral Agent at any time or from time to time may designate in writing to the Deposit Account Bank a successor Collateral Agent (at such time, if any, as such entity becomes the Collateral Agent under the Security Agreement, or at any time thereafter) who shall thereafter succeed to the rights of the existing Collateral Agent hereunder and shall be entitled to all of the rights and benefits provided hereunder.

12. Continuing Obligations. The rights and powers granted herein to the Collateral Agent have been granted in order to protect and further perfect its security interests in the Deposit Accounts and other Collateral and are powers coupled with an interest and will be

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex G-2

affected neither by any purported revocation by the Assignor of this Agreement or the rights granted to the Collateral Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Assignor or the Deposit Account Bank or by the lapse of time. The rights of the Collateral Agent hereunder and in respect of the Deposit Accounts and the other Collateral, and the obligations of the Assignor and Deposit Account Bank hereunder, shall continue in effect until the security interests of Collateral Agent in the Deposit Accounts and such other Collateral have been terminated and the Collateral Agent has notified the Deposit Account Bank of such termination in writing.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex G-2

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

Assignor:

[NAME OF ASSIGNOR]

By:
Name:
Title:

Collateral Agent:

[NAME OF COLLATERAL AGENT]

By:
Name:
Title:

Deposit Account Bank:

[NAME OF DEPOSIT ACCOUNT BANK]

By:
Name:
Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX H

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SECURITY AGREEMENT

DESCRIPTION OF COMMERCIAL TORT CLAIMS

Name of Assignor	Description of Commercial Tort Claims
Green Field Energy Services, Inc.	None.

Hub City Tools, Inc.	None.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX I

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SECURITY AGREEMENT

SCHEDULE OF MARKS AND APPLICATIONS; INTERNET DOMAIN NAME REGISTRATIONS

1. Marks and Applications:

Marks	Country	Registration No.

None.

2. Internet Domain Name Registrations:

Internet Domain Names	Country	Registration No. (or other applicable identifier)

None.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX J

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SECURITY AGREEMENT

SCHEDULE OF PATENTS

None.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX K

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SECURITY AGREEMENT

SCHEDULE OF COPYRIGHTS

NUMBERS REGISTRATION	PUBLICATION DATE	COPYRIGHT TITLE

None.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX L

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SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                           (the “Grantor”) with principal offices at                             , hereby grants to [Name of Collateral Agent], as Collateral Agent, with principal offices at [Address], (the “Grantee”), a continuing security interest in (i) all of the Grantor’s right, title and interest in, to and under to the United States trademarks, trademark registrations and trademark applications (the “Marks”) set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor under the Notes Documents, as such terms are defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of November 15, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex L

Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex L

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of                     ,         .

[NAME OF GRANTOR], Grantor

By
Name:
Title:

[NAME OF COLLATERAL AGENT], as Collateral Agent and Grantee

By
Name:
Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

STATE OF                      )

                                         ) ss:

COUNTY OF                 )

On this          day of             ,         , before me personally came                      who, being by me duly sworn, did state as follows: that [s]he is                  of [Name of Grantor/Collateral Agent], that [s]he is authorized to execute the foregoing Grant on behalf of said                  and that [s]he did so by authority of the Board of Directors of said                 .

Notary Public

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE A

MARK	REG. NO.	REG. DATE

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX M

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SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                             (the “Grantor”) with principal offices at                             , hereby grants to [Name of Collateral Agent], as Collateral Agent, with principal offices at [Address], (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in, to and under the United States patents (the “Patents”) set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor under the Notes Documents, as such terms are defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of November 15, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex M

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex M

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of             ,         .

[NAME OF GRANTOR], Grantor

By

      Name:

      Title:

[NAME OF COLLATERAL AGENT],

    as Collateral Agent and Grantee

By

      Name:

      Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

STATE OF                                 )

                                                     ) ss:

COUNTY OF                             )

On this          day of             ,         , before me personally came                              who, being by me duly sworn, did state as follows: that [s]he is                     of [Name of Grantor/Collateral Agent], that [s]he is authorized to execute the foregoing Grant on behalf of said                     and that [s]he did so by authority of the Board of Directors of said                     .

Notary Public

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX

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SECURITY AGREEMENT

SCHEDULE A

PATENT	PATENT NO.	ISSUE DATE

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX N

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SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

WHEREAS, [Name of Grantor], a                              (the “Grantor”), having its chief executive office at                     ,                     , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

WHEREAS, [NAME OF COLLATERAL AGENT], as Collateral Agent, having its principal offices at [address] (the “Grantee”), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of November 15, 2011, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a continuing security interest in, to and under the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Copyrights acquired under this Grant.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex N

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of             ,         .

[NAME OF GRANTOR], Grantor

By

      Name:

      Title:

[NAME OF COLLATERAL AGENT],

    as Collateral Agent and Grantee

By

      Name:

      Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

STATE OF                             )

                                                 ) ss.:

COUNTY OF                         )

On this          day of             ,         , before me personally came                             who, being by me duly sworn, did state as follows: that [s]he is                             of [Name of Grantor/Collateral Agent], that [s]he is authorized to execute the foregoing Grant on behalf of said                     and that [s]he did so by authority of the Board of Directors of said                     .

Notary Public

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX O

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SECURITY AGREEMENT

FORM OF

SECURITY AGREEMENT JOINDER

This SECURITY AGREEMENT JOINDER (as the same may from time to time be amended, restated, supplemented or otherwise modified, this “Agreement”), is made as of the [    ] day of [        ,        ] by [                    ], a [            ] [            ] (the “New Assignor”), in favor of [            ], as the collateral agent (the “Collateral Agent”), for the benefit of the Notes Secured Parties (as defined in the Security Agreement (defined below)).

WHEREAS, Green Field Energy Services, Inc., a Delaware corporation (the “Company”) and certain of its subsidiaries entered into an Indenture, dated as of November 15, 2011, (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which the Company has issued $250,000,000 13% Senior Secured Notes due 2016 (and, together with any additional notes that may be issued by the Company from time to time thereunder or exchanged therefor or for such additional notes, the “Notes”);

WHEREAS, in connection with the Indenture, certain of the Company’s subsidiaries (such subsidiaries, together with the Company, each, an “Assignor” and, collectively, the “Assignors”), the Company and the Collateral Agent entered into that certain Security Agreement, dated as of November 15, 2011 (as the same may from time to time be amended, restated or otherwise modified, the “Security Agreement”), pursuant to which the Assignors granted to the Collateral Agent, for the benefit of the Notes Secured Parties, a security interest in and pledge of substantially all of their personal property and fixtures (other than Excluded Assets (as defined in the Security Agreement));

WHEREAS, the New Assignor, a subsidiary of the Company, deems it to be in the direct pecuniary and business interests of the New Assignor that the Company continue to obtain from the Notes Secured Parties the financial accommodations provided for in the Indenture;

WHEREAS, the New Assignor understands that the holders of the Notes are willing to continue to grant such financial accommodations only upon certain terms and conditions, one of which is that the New Assignor grant to the Collateral Agent, for the benefit of the Notes Secured Parties, a security interest in and a collateral assignment of the New Assignor’s Collateral (as defined in the Security Agreement), and this Agreement is being executed and delivered in consideration of each financial accommodation granted to the Company by the Notes Secured Parties, and for other valuable consideration;

WHEREAS, pursuant to Section 4.17 of the Indenture and Section 10.12 of the Security Agreement, the New Assignor has agreed that, effective on [            ], [            ] (the “Joinder Effective Date”), the New Assignor shall become a party to the Security Agreement and shall become an “Assignor” thereunder; and

WHEREAS, except as specifically defined herein, capitalized terms used herein that are defined in the Security Agreement shall have their respective meanings ascribed to them in the Security Agreement;

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NOW, THEREFORE, in consideration of the benefits accruing to the New Assignor, the receipt and sufficiency of which are hereby acknowledged, the New Assignor hereby makes the following representations and warranties to the Collateral Agent and the other Notes Secured Parties, covenants to the Collateral Agent and the other Notes Secured Parties, and agrees with the Collateral Agent as follows:

Section 1. Assumption and Joinder. On and after the Joinder Effective Date:

(a) The New Assignor hereby irrevocably and unconditionally assumes, agrees to be liable for, and agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of an “Assignor” under the Security Agreement and all of the other Notes Documents applicable to it as an Assignor under the Security Agreement;

(b) The New Assignor shall become bound by all representations, warranties, covenants, provisions and conditions of the Security Agreement and each other Notes Document applicable to it as an Assignor under the Security Agreement, as if the New Assignor had been the original party making such representations, warranties and covenants; and

(c) all references to the term “Assignor” in the Security Agreement or in any other Notes Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the New Assignor.

Section 2. Grant of Security Interests. In consideration of and as security for the full and complete payment, and performance when due, of all of the Obligations under the Notes Documents, the New Assignor hereby grants to the Collateral Agent, for the benefit of the Notes Secured Parties, a security interest in all of the New Assignor’s Collateral.

Section 3. Representations and Warranties of New Assignor. The New Assignor hereby represents and warrants to Collateral Agent and each other Notes Secured Party that:

(a) The New Assignor has the requisite [corporate] power and authority to enter into this Agreement and to perform its obligations hereunder and under the Security Agreement and any other Notes Documents to which it is a party. The execution, delivery and performance of this Agreement by the New Assignor and the performance of its obligations under this Agreement, the Security Agreement, and any other Notes Documents have been duly authorized by the [board of directors] of the New Assignor and no other corporate proceedings on the part of the New Assignor are necessary to authorize the execution, delivery or performance of this Agreement, the transactions contemplated hereby or the performance of its obligations under this Agreement, the Security Agreement or any other Notes Documents. This Agreement has been duly executed and delivered by the New Assignor. This Agreement, the Security Agreement and each Notes Document constitutes the legal, valid and binding obligation of the New Assignor enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Attached hereto as Exhibit A are supplemental schedules to the Security Agreement, which schedules set forth the information required by the Security Agreement with respect to the New Assignor.

(c) Each of the representations and warranties set forth in the Security Agreement are true and correct in all material respects on as and as of the date hereof as such representations and warranties apply to the New Assignor (except to the extent that any such representations and warranties expressly relate to an earlier date) with the same force and effect as if made on the date hereof.

Section 4. Further Assurances. At any time and from time to time, upon the Collateral Agent’s request and at the sole expense of the New Assignor, the New Assignor will promptly and duly execute and deliver to the Collateral Agent any and all further instruments and documents and take such further action as shall be necessary or as the Collateral Agent may reasonably request to effect the purposes of this Agreement including the perfection of the security interest in the New Assignor’s Collateral.

Section 5. Notice. All notices, requests, demands and other communications to the New Assignor provided for under the Security Agreement and any other Notes Documents shall be addressed to the New Assignor at the address specified on the signature page of this Agreement, or at such other address as shall be designated by the New Assignor in a written notice to Collateral Agent and the other Notes Secured Parties.

Section 6. Binding Nature of Agreement. All provisions of the Security Agreement and the other Notes Documents shall remain in full force and effect and be unaffected hereby. This Agreement shall be binding upon the New Assignor and shall inure to the benefit of the Collateral Agent and the other Notes Secured Parties, and their respective successors and permitted assigns.

Section 7. Miscellaneous. This Agreement may be executed by facsimile signature that, when so executed and delivered, shall be deemed to be an original.

Section 8. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York.

Section 9. JURY TRIAL WAIVER. THE NEW ASSIGNOR HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG NEW ASSIGNOR, THE COMPANY, THE COLLATERAL AGENT AND THE OTHER NOTES SECURED PARTIES, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OTHER NOTE DOCUMENT OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

[Remainder of page left intentionally blank]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement Joinder as of the date first written above.

Address:		[NEW ASSIGNOR]

By:
	Attention:	Name:
Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX P

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SECURITY AGREEMENT

SCHEDULE OF VEHICLES

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.